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                           ARTHUR J. GALLAGHER & CO.           EXHIBIT NO. 10.26
                        1988 INCENTIVE STOCK OPTION PLAN
                         (RESTATED AS OF MAY 19, 1998)

1.   PURPOSE

     The purpose of this 1988 Incentive Stock Option Plan (the "Plan") is to promote the interests of Arthur J. Gallagher & Co., a Delaware corporation (the "Company"), and its shareholders by providing key employees on whom rests the major responsibility for the present and future success of the Company and its subsidiaries with an opportunity to acquire a proprietary interest in the Company and thereby develop a stronger incentive to put forth maximum effort for the continued success and growth of the Company and its subsidiaries. In addition, the opportunity to so acquire a proprietary interest in the Company will aid in attracting and retaining key personnel of outstanding ability.

2.   ADMINISTRATION

     A. All administrative duties hereunder shall rest with the Option Committee of the Board of Directors (hereinafter the "Committee"). The Committee shall have the duty and authority, subject to the provisions of the Plan and of Section 422A of the Internal Revenue Code (the "Code"), to:

          (i) determine which individuals shall receive options and how many options each individual shall receive;

          (ii)  grant the options;

          (iii) determine the terms and conditions of the options including exercise dates, limitations on exercise, and the price and payment terms;

          (iv) determine the limitation, if any, on the number of shares acquired under an option which may be sold by the employee in any one year;

          (v) prescribe the form or forms of the instruments evidencing any options granted under the Plan and of any other instruments required under the Plan, and to change such forms from time to time; and

          (vi) adopt such rules and regulations for the administration of the Plan as it deems appropriate.

     B. In making the foregoing determinations the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company's success, and such other factors as the Committee, in its discretion, shall deem relevant.

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     C.   The Committee is further authorized, at its discretion, to amend at any time all previous grants of options pursuant to the Plan and in effect as of May 19, 1998, to provide that in the event of a change in control of the Company, as defined in Paragraph 19 below, all such options shall become immediately vested and exercisable.

3.   SHARES SUBJECT TO THE PLAN

     The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 875,000 shares of the Common Stock of the Company. If any such option lapses or terminates for any reason without having been exercised in full, the shares covered by the unexercised portion of such option may again be made subject to options granted under the Plan. Shares issued upon exercise of options granted under the Plan may be shares held by the Company either as treasury shares or as authorized but previously unissued shares. Upon authorization from the Board of Directors, the Company may from time to time acquire shares of Common Stock on the open market upon such terms as the Board shall deem appropriate for reserve in its treasury for reissuance in connection with exercises hereunder.

4.   ELIGIBILITY

     Employees eligible to participate in the Plan shall be those salaried officers and other salaried key employees of the Company and its subsidiaries who, in the opinion of the Committee, are in a position to affect materially the profitability and growth of the Company and its subsidiaries. Directors who are salaried key employees within the meaning of the foregoing are eligible to participate in the Plan, provided however that members of the Committee shall not be eligible to receive options. An employee owning stock comprising over 10% of the combined voting power of the Company or any subsidiary, as determined pursuant to applicable regulations under the Code, (a "10% Shareholder"), is not eligible to receive an option unless the option price offered is at least 110% of the fair market value of the stock at the time the option is granted, and unless the option by its terms expires not more than five years from the date of grant. For all purposes of the Plan, except where "wholly owned" is indicated, the term "subsidiary" shall mean a corporation 50% or more of the stock of which is owned directly by the Company or indirectly through another corporation or corporations in which the Company owns 50% or more of the stock.

5.   GRANTING OF OPTIONS

     Subject to the terms and conditions of the Plan, the Committee may from time to time prior to the termination of the Plan grant to eligible employees options to purchase the number of shares of Common Stock authorized by the Committee,

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     subject to such terms and conditions as the Committee may determine. More than one option may be granted to the same employee.

6.   OPTION PRICE

     The purchase price per share of Common Stock subject to an option shall be fixed by the Committee, but shall not be less than 100% (110% in the case of a 10% Shareholder) of the fair market value of a share of Common Stock on the date the option is granted by the Committee.

7.   TERM OF OPTIONS

     The term of each option shall be not more than 10 years commencing with the date of grant (5 years in the case of a 10% Shareholder). Except as provided in Paragraph 13 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Company or of a subsidiary.

8.   METHOD OF EXERCISING OPTIONS

     Any option granted hereunder may be exercised by the optionee by delivering to the Company at its main office (attention of the Secretary) written notice of the number of shares with respect to which the option rights are being exercised and by paying in cash the purchase price of the shares purchased in full, in exchange for the issuance and delivery of certificates therefor. The Committee in its discretion may permit an employee to use shares of stock of the Company as payment for additional stock purchased pursuant to an option. The value of the shares to be used as payment shall be determined by the Committee. The Company may delay the processing of any exercise hereunder so long as may be necessary, in the opinion of counsel to the Company, to comply with securities laws and regulations relating to disclosure of material non-public information concerning the Company.

9.   AMOUNT EXERCISABLE

     Each option may be exercised, so long as it is valid and outstanding, from time to time in part or as a whole, subject to any limitations with respect to the number of shares for which the option may be exercised at a particular time and to such other conditions as the Committee in its discretion may specify upon granting the option.

10.  MAXIMUM ANNUAL AMOUNT

     The aggregate maximum fair market value of stock (determined at date of grant) of the underlying Common Stock for which incentive stock options granted hereunder and under any other "incentive" stock option plan of the Company are first exercisable by any employee in any calendar year may not exceed $100,000.

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11.  CAPITAL ADJUSTMENTS AFFECTING COMMON STOCK

     In the event of a capital adjustment resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Common Stock subject to the Plan and the number of shares under the option shall be adjusted in a manner consistent with such capital adjustment. The price of any shares under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of any such option.

12.  TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during his lifetime, only by the optionee.

13.  TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE

     Except as may be otherwise expressly provided herein, options shall terminate upon the earlier of the date of the expiration of such option or upon termination of the employment relationship between the Company or a subsidiary and the optionee for any reason other than death or disability as described below. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company or a subsidiary and the optionee shall be determined by the Committee at the time thereof.

     A. DEATH. If an optionee dies while in the employ of the Company or a subsidiary, and before the date of expiration of such option, such option shall terminate on the earlier of such date of expiration or three months following the date of such death. After death, the optionee's executors, administrators, or any person or persons to whom the optionee's option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to such termination, to exercise the option, in whole or in part, subject to the terms and conditions of the Plan and of the stock option agreement entered into by the optionee.

     B. RETIREMENT FOR DISABILITY. If, before the date of expiration of the option, the holder of an option shall retire from the employ of the Company or any subsidiary for reasons of disability and is disabled within the meaning of Internal Revenue Code Section 105(d)(4), such option shall terminate on the earlier of the date of expiration or one year after the date of such retirement.

14.  REQUIREMENTS OF LAW

     In the event the shares issuable on exercise of an option are not registered under the Securities Act of 1933, the Company shall imprint the following legend or any

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     other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

          "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel in form and substance satisfactory to the Corporation that registration is not required for such sale or transfer."

     The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended); and in the event any shares are so registered the Company may remove any legend on certificates representing such shares. The Company shall make reasonable efforts to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

15.  NO RIGHTS AS STOCKHOLDER

     No optionee shall have rights as a stockholder with respect to shares covered by an option until the date of issuance of a stock certificate for such shares; and, except as otherwise provided in Paragraph 11 hereof, no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

16.  EMPLOYMENT OBLIGATION

     The granting of any option shall not impose upon the Company or subsidiary any obligation to employ or continue to employ any optionee; and the right of the Company or subsidiary to terminate the employment of any officer or other employee shall not be diminished or affected by reason of the fact that an option has been granted to such officer or employee.

17.  FORM OF AGREEMENT

     Each option granted hereunder shall be embodied in a writing, the form and content of which shall be as the Committee in its discretion shall deem advisable.

18.  AMENDMENT, TERMINATION AND EFFECTIVE DATE

     This Plan shall be effective as of May 10, 1988, and shall terminate on May 10, 2008. The Board shall have the right to amend, suspend or terminate the Plan, provided that no termination or amendment of the Plan may, without the consent of the individual to whom any option shall have been theretofor granted, adversely affect the rights of such individual under such option. Unless first approved by the shareholders of the Company, no amendment shall be made to the Plan which:

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     A. materially modifies the eligibility requirements provided in Paragraph
        4;

     B. increases the total number of shares of stock which may be purchased under the Plan by all employees or by any one of them, except as provided in Paragraph 11;

     C. changes the option price specified in Paragraph 6, except as provided in Paragraph 11; or

     D. changes the option period in Paragraph 7.

19.  CHANGE IN CONTROL

     In the event of a change in control of the Company, as defined below, each option outstanding shall immediately become exercisable in full. For all purposes of the Plan, a "change in control of the Company" occurs if: (a) any person or group, as defined in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended, is or becomes the beneficial owner, directly or indirectly of securities of the Company representing 50 percent or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors and any new directors whose election by the Board or nomination for election by the Company's Stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved cease for any reason to constitute at least a majority thereof; or (c) the Stockholders of the Company shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause
     (a) or (b) above.

IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Restated Plan this 19th day of May, 1998.

                                    ARTHUR J. GALLAGHER & CO.


                                    By:  /s/J. Patrick Gallagher, Jr.
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                                         J. Patrick Gallagher, Jr.
                                         President
Attest:

/s/Carl E. Fasig
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Carl E. Fasig, Secretary

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